UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 2, 2004 (August 31, 2004)

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Valley Stream Parkway
Malvern, PA		19355

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(610) 648-1700

(Former name and former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
ARTICLES SUPPLEMENTARY
FOURTH AM. TO SECOND AMENDED & RESTATED AGREEMENT OF LIMITED PARTNERSHIP

Item 1.01. Entry into a Material Definitive Agreement.

     On August 31, 2004, Liberty Property Trust (the “Trust”), acting as the General Partner of Liberty Property Limited Partnership (the “Operating Partnership”), and Belcrest Realty Corporation, a Delaware corporation (“Belcrest”), Belrose Realty Corporation, a Delaware corporation (“Belrose”), and Belair Real Estate Corporation, a Delaware corporation (“Belair” and, collectively with Belcrest and Belrose, the “Limited Partners”), executed a Fourth Amendment to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).

     Pursuant to the Fourth Amendment, the Partnership Agreement has been amended to (i) reclassify the interest rate of the Operating Partnership’s 9.25% Series B Cumulative Redeemable Preferred Units (the “Series B Units”) to 7.45% per annum, (ii) clarify the voting rights of the Limited Partners under circumstances involving (A) a change of control of the Trust, (B) a loss by the Trust of its qualification as a real estate investment trust under Section 856 (et seq.) of the Internal Revenue Code, or (C) an election by the Trust to consummate any transaction or series of transactions that would result in its common shares ceasing to be listed on at least one major stock exchange, (iii) change the redemption date of the Series B Units to August 31, 2009, (iv) extend the period of the Operating Partnership’s obligations set forth in Sections 4(d) and 4(i) of the Partnership Agreement through December 31, 2004, and (v) reflect certain other matters set forth in such Fourth Amendment.

     The Registrants are filing the Fourth Amendment to the Partnership Agreement as Exhibit 10 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On September 1, 2004, the Trust filed Articles Supplementary to its Amended and Restated Declaration of Trust (as amended) with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary were effective upon filing.

     The Articles Supplementary reclassify the Trust’s 9.25% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest in order to make certain changes to the terms thereof, including, among other things, to (i) reflect the reclassification of the interest rate of the Series B Units to 7.45% per annum, (ii) change the redemption date of the Series B Units set forth in Section 5 of the Articles Supplementary to August 31, 2009, and (iii) reflect certain other matters set forth in the Articles Supplementary.

     The Registrants are filing the Articles Supplementary as Exhibit 3(i) to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     None.

     (b) Pro Forma Financial Information.

     None.

     (c) Exhibits.

Exhibit Number	Exhibit Title
3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on September 1, 2004, filed in accordance with Item 5.03 of this Current Report on Form 8-K.

10	Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership, filed in accordance with Item 1.01 of this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole General Partner

	By:	/s/ George J. Alburger, Jr.

George J. Alburger, Jr.
Chief Financial Officer

Dated: September 2, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on September 1, 2004, filed in accordance with Item 5.03 of this Current Report on Form 8-K.

10	Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership, filed in accordance with Item 1.01 of this Current Report on Form 8-K.

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